CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President of The Advisors' Inner Circle Fund II (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended January 31, 2020, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 9, 2020

/s/ Michael Beattie_______________

Michael Beattie

                                                                        President

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer, Controller, and CFO of The Advisors' Inner Circle Fund II (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended January 31, 2020, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 9, 2020

/s/ Stephen Connors_______________

Stephen Connors

                                                                        Treasurer, Controller, and CFO